Filed Pursuant to Rule 497(e)

Registration No.: 333-111662

SUNAMERICA SPECIALTY SERIES

2020 High Watermark Fund (the “Fund”)

(Class I Shares)

Supplement dated October 7, 2014 to the Prospectus

dated March 1, 2014, as supplemented and amended to date

Effective October 1, 2014, the Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Fund and Trajectory Asset Management LLC (“Trajectory”) has been amended to provide for a minimum fee that is payable by SunAmerica to Trajectory. A description of how the fee is calculated is located in the Statement of Additional Information. Under the Subadvisory Agreement, SunAmerica is solely responsible for payment of fees to Trajectory and thus the amendments do not impact any obligation of the Fund pursuant to such Agreement. Furthermore, the amendment does not modify the services provided under the Subadvisory Agreement. The amendment has been approved by the Fund’s Board of Trustees.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_HIPRO_2-14

SUNAMERICA SPECIALTY SERIES

2020 High Watermark Fund (the “Fund”)

(Class I Shares)

Supplement dated October 7, 2014 to the Statement of Additional Information

dated March 1, 2014, as supplemented and amended to date

Effective October 1, 2014, on page 26 of the Statement of Additional Information (“SAI”), under the heading “MANAGEMENT OF THE FUND,” the third and fourth paragraphs under the subheading “Adviser” are hereby deleted in their entirety and replaced with the following:

“For work performed as the subadviser to the Fund, the Adviser shall receive forty-three percent (43%) of the net management fee paid to SunAmerica. The term “net management fee” means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. The subadvisory fee will be calculated on the Fund-level and not by aggregating fees on a Trust-level. Effective as of October 1, 2014 until October 31, 2015, SunAmerica agreed to pay the Adviser a minimum annual fee (the “Minimum Fee”) equal to the greater of 0.20% of the Fund’s average daily net assets, accrued daily and payable monthly, or $38,500 per month. The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and the Adviser, and subject to approval by the Board, including a majority of Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_HIPRO_2-14